Supplement dated December 14, 2015

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2015, each as supplemented, for the following Fund:

COLUMBIA ACORN TRUST

Columbia Acorn USA®

Effective January 1, 2016, the Prospectus, Summary Prospectus and SAI for Columbia Acorn USA are supplemented to reflect that Columbia Wanger Asset Management, LLC (“CWAM”), the investment adviser to the Fund, has appointed Matthew Litfin, CFA, as lead portfolio manager of the Fund. Mr. Litfin will also serve as the Director of Domestic Research and as an analyst at CWAM. Mr. Litfin has been associated with CWAM as an investment professional since 2015. He began his investment career in 1997. Prior to joining CWAM, Mr. Litfin served as an analyst and portfolio manager for funds that invested in small- and mid-cap companies. He earned a B.S. from the University of Tennessee and an M.B.A. from Harvard University.

Shareholders should retain this Supplement for future reference.

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